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                                    FORM 8-A

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                            CYPRESS BIOSCIENCE, INC.
                          ----------------------------
                          (Exact name of registrant as
                           specified in its charter)

        Delaware                                                 22-2389839
-----------------------                                      -------------------
(State of incorporation                                       (I.R.S. Employer
    or organization)                                         Identification No.)

4350 Executive Drive, Suite 325, San Diego, CA                          92121
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

If this Form relates to the registration of a class of   If this Form relates to the registration of a
debt securities and is effective upon filing pursuant    class of debt securities and is to become
to General Instruction (A)(c)(1) please check the        effective simultaneously with the effectiveness
following box.  / /                                      of a concurrent registration statement under
                                                         the Securities Act if 1933 pursuant to General
                                                         Instruction A(c)(2) please check the
                                                         following box.  / /
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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        Title of each class to                   Name of each exchange on which
           be so registered                      each class is to be registered
        ----------------------                   ------------------------------
                 None

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock Purchase Warrants
       ------------------------------------------------------------------
                                (Title of class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock Purchase Warrant to be registered hereunder is contained in the section entitled "The Warrants," commencing at page 5 of the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 4, 1996, and is incorporated herein by reference.

ITEM 2. EXHIBITS.

        Exhibit
         Number  Description
        -------
          1.1     Form of Warrant Certificate.(1)

          2.1     Amended and Restated Certificate of Incorporation of
                  Registrant.(1)

          2.2     Amended and Restated Bylaws of Registrant.(1)

          2.3 Warrant Agreement dated September 18, 1996 between the Company and American Stock Transfer & Trust Company.(1)

          2.4     Pages 5 and 6 of Registrant's Registration Statement on Form
                  S-3 filed with the Securities and Exchange Commission on
                  November 4, 1996, which are being incorporated herein by
                  reference, pursuant to Rule 12b-23.(1)
________________

          (1)     Filed with the Securities and Exchange Commission as an
                  exhibit to Registrant's Registration Statement on Form S-3 filed on November 4, 1996, and incorporated herein by
                  reference.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CYPRESS BIOSCIENCE, INC.


Date: November 4, 1996                  By: /s/ Susan E. Feiner
                                            -------------------------------
                                            Susan E. Feiner
                                            Director of Finance, Controller
                                            and Secretary